UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF  1934

Date of Report (Date of earliest event reported): November 17, 2011

PATAPSCO BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	0-28032	52-1951797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Merritt Boulevard, Dundalk, Maryland   21222
(Address of Principal Executive Offices)   (Zip Code)

          Registrant’s telephone number, including area code: (410) 285-1010

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Patapsco Bancorp, Inc. (the “Company”) was held on November 17, 2011.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three-year terms or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Thomas P. O’Neill	804,768	139,050	549,677
William R. Waters	576,694	367,124	549,677

2.	An advisory vote was taken on the compensation of the Company’s named executive officers as disclosed in the proxy statement and the vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
649,856	278,742	15,220	549,677

3.	The appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending June 30, 2012 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,201,492	227,548	64,455	549,677

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATAPSCO BANCORP, INC.

Date: November 22, 2011	By:	/s/ William C. Wiedel, Jr.
William C. Wiedel, Jr.
Senior Vice President and Chief Financial Officer